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                                                                    EXHIBIT 23.2

                       CONSENT OF INDEPENDENT ACCOUNTANTS

    We hereby consent to the use in this Registration Statement on Form S-4 of Zoran Corporation of our report dated February 25, 2000 (except for Notes 5 and 6, the date of which is May 23, 2000) relating to the financial statements of Nogatech, Inc., which appear in such Registration Statement.

    We also consent to the reference to our firm under the caption "Experts".

/s/ KESSELMAN & KESSELMAN

Certified Public Accountants (Israel)

Tel Aviv

September 19, 2000